UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

OSR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission to amend the Current Report filed by OSR Holdings, Inc. (the “Company”) on February 14, 2025 (the “Existing 8-K”).

The Company is filing this Amendment to the Existing 8-K to include:

(a) the audited financial statements of OSR Holdings Co., Ltd. (“Legacy OSR”), as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.1;

(b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Legacy OSR as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.2; and

(c) the Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2023 and 2024, including the related notes thereto as Exhibit 99.3

This Amendment does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. The Existing 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of RSM Shinhan Accounting Corporation

99.1	Audited consolidated financial statements of OSR Holdings Co., Ltd. as of and for the fiscal years ended December 31, 2024 and 2023, including the related notes thereto.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of OSR Holdings Co., Ltd. for the fiscal years ended December 31, 2023 and 2022, including the related notes thereto.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2024, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2023 and 2024, including the related notes thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2025

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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